UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Philip Morris International Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: April 1, 2010

PHILIP MORRIS INTERNATIONAL

Stockholder Meeting Notice

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IMPORTANT ANNUAL STOCKHOLDERS’ MEETING

INFORMATION — YOUR VOTE COUNTS!

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Important Notice Regarding the Availability of Proxy Materials for the

Philip Morris International Inc. Stockholder Meeting to be Held on May 12, 2010.

This communication presents only an overview of the more complete proxy materials that are available to you on the

Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and 2009 Annual Report to Stockholders are available at:

_ Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 30, 2010 to facilitate timely delivery.

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C O Y

MR ANDREW SAMPLE

1234 AMERICA DRIVE

ANYWHERE, IL 60661

www.investorvote.com/pm

Step 1: Go to www.investorvote.com/pm.

Step 2: Click the Current Meeting Materials button on the right side of the screen to view the proxy materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

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Stockholder Meeting Notice

The Philip Morris International Inc. Annual Meeting of Stockholders will be held on May 12, 2010 at the

Sheraton New York Hotel and Towers, Metropolitan Ballroom, 811 Seventh Avenue at 53rd Street,

New York, NY 10019 at 9:00 a.m., EDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors: Harold Brown, Mathis Cabiallavetta, Louis C. Camilleri, J. Dudley Fishburn, Jennifer Li, Graham Mackay,

Sergio Marchionne, Lucio A. Noto, Carlos Slim Helú, and Stephen M. Wolf.

2. Ratification of the Selection of Independent Auditors.

The Board of Directors recommends that you vote AGAINST the following p roposals:

3. Stockholder Proposal 1—Food Insecurity and Tobacco Use.

4. Stockholder Proposal 2—Create Human Rights Protocols for the Company and its Suppliers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials which will include a proxy card.

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To attend the 2010 Annual Meeting of Stockholders

If you wish to attend the 2010 Annual Meeting of Stockholders, you must submit a written request for an admission ticket.

Instructions about how to obtain an admission ticket can be found in Question #4 on page 2 of the Proxy Statement.

Directions to the 2010 Annual Meeting of Stockholders

Enter the Sheraton New York Hotel and Towers entrance on 53rd Street between 6th and 7th Avenues in New York City.

Take the escalator to the Metropolitan Ballroom on the 2nd floor.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

_ Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

_ Internet – Go to www.investorvote.com/pm. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

_ Email – Send email to investorvote@computershare.com with “Proxy Materials Philip Morris International” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 30, 2010.